             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15 (d) of
            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event
                reported): July 30, 1999

             THE BANK OF NEW YORK COMPANY, INC.
             ----------------------------------
   (exact name of registrant as specified in its charter)


                          NEW YORK
                          --------
       (State or other jurisdiction of incorporation)



          1-6152                        13-2614959
          ------                        ----------
     (Commission file number)        (I.R.S. employer
                                   identification number)


     One Wall Street, New York, NY           10286
     ----------------------------            -----
     (Address of principal                (Zip code)
      executive offices)

          212 - 495 - 1784
          ----------------
     (Registrant's telephone number,
          including area code)

Item 5    Other Events
------    ------------

     Four exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 33-61957, 333-70187, 333-70187-01, 333-
70187-02, 333-70187-03 and 333-70187-04) filed by The Bank of New York
Company, Inc. (the "Company") with the Securities and Exchange Commission covering the Company's Senior Subordinated Medium-Term Notes, Series D and Senior Medium-Term Notes, Series C (collectively, the "Notes"), issuable under an Indenture, dated as of October 1, 1993 between the Company and Chase Manhattan Trust Company National Association (the "Senior Subordinated Indenture") and an Indenture, dated as of July 18, 1991 between the Company and Bankers Trust Company, respectively (the "Senior Indenture" and together with the Senior Subordinated Indenture, the "Indentures"). The exhibits consist of the Distribution Agreement, dated July 30, 1999, among the Company, Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Salomon Smith Barney Inc. and BNY Capital Markets, Inc. (the "Distribution Agreement"); the Forms of Notes; Officers' Certificates pursuant to Section 301 of the Indentures; and the opinion of counsel as to the legality of the Notes.

Item 7    Financial Statements, Pro Forma Financial
------    Information and Exhibits
          -----------------------------------------

(c) Exhibits

          The following exhibits are filed herewith:

     1    Form of Distribution Agreement, dated July 30,
          1999 among the Registrant and Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Salomon
          Smith Barney Inc. and BNY Capital Markets, Inc., as Agents.

     4.1  Form of Registrant's Global Medium Term Fixed Rate Note.

     4.2  Form of Registrant's Global Medium Term Floating Rate Note.

     4.3 Officers' Certificate pursuant to Section 301 of the Senior Subordinated Indenture.

     4.4 Officers' Certificate pursuant to Section 301 of the Senior Indenture.

     5    Opinion of Paul A. Immerman, Esq.

     23   Consent of Paul A. Immerman, Esq. (included in
          Exhibit 5)

                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 1999

                         The Bank of New York Company, Inc.


                      By: /s/ Bruce Van Saun
                         ----------------------------------

                    Name: Bruce Van Saun
                   Title: Senior Executive Vice President

                       EXHIBIT INDEX


Exhibit No.    Description

     1         Form of Distribution Agreement, dated
               July 30, 1999 among the Registrant and
               Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Salomon Smith Barney Inc. and BNY Capital Markets, Inc., as Agents.

     4.1     Form of Registrant's Global Medium-Term Fixed Rate Note.

     4.2     Form of Registrant's Global Medium-Term Floating Rate Note

     4.3 Officers' Certificate pursuant to Section 301 of the Senior Subordinated Indenture.

     4.4     Officers' Certificate pursuant to Section 301 of the Senior
             Indenture.

     5       Opinion of Paul A. Immerman, Esq.

     23 Consent of Paul A. Immerman, Esq. (included in Exhibit 5)